EXHIBIT 10.26

SIXTH MODIFICATION OF AMENDED AND RESTATED
REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS
AGREEMENT AND SECURITY AGREEMENT

THIS SIXTH MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT (“Sixth Modification”) is entered into effective as of the 6 th day of May, 2003, by and between On-Site Sourcing, Inc., a Delaware corporation (the “Borrower”), with its principal office at 832 North Henry Street, Alexandria, Virginia 22314, and Wachovia Bank, National Association, formerly known as First Union National Bank (the “Lender”), a national banking association with an address of 1970 Chain Bridge Road, McLean, Virginia 22102.

RECITALS:

R-1.   Lender made a loan in the form of a revolving line of credit (“Line of Credit”) to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002,and as further modified by that certain Second Modification of Amended and Restated Revolving Note dated as of March 24, 2003 (as so modified, the “Revolving Note”). The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002, that certain Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of September 25, 2002, that certain Fourth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of February 3, 2003, and that certain Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of March 24, 2003 (as so modified, the “Loan Agreement”).

R-2.   The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; (2) that certain term loan to Borrower in the original principal amount of One Million One Hundred Twenty Five Thousand and 00/100 Dollars ($1,125,000.00), as evidenced by that certain Term Note dated June 12, 2000; (3) that certain term loan to Borrower in the original principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), as evidenced by that certain Term Note dated July 2, 2001; and (4) that certain term loan to Borrower in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00), as evidenced by that certain Term Note dated September 25, 2002.

R-3.   Borrower and Lender have agreed to modify the Loan Agreement in certain respects as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meanings as set forth for such terms in the Loan Agreement.

2.                                       To induce the Lender to enter into this Sixth Modification, the Borrower warrants and represents to the Lender that:

a.                                       The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.                                      No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.                                       The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.                                      Borrower has the power and authority to enter into this Sixth Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.                                       This Sixth Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.                                         The Borrower’s obligations under the Loan Documents (as defined in the Loan Agreement, as modified hereby) remain valid and enforceable obligations, and the execution and delivery of this Sixth Modification and any other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

3.                                       Section 6.14.c. of the Loan Agreement entitled “Interest Coverage Ratio” is deleted in its entirety and restated as follows:

“c.     Interest Coverage Ratio. A minimum Interest Coverage Ratio of 2.00 to 1.00 to be measured at the end of each of Borrower’s fiscal quarters, at the end of each of Borrower’s fiscal years and at such other times as Lender may require as determined by Lender in its sole and absolute discretion; provided, however, solely with respect to the Borrower’s fiscal quarters ending December 31, 2002 and March 31, 2003 (and any interim periods ending between December 31, 2002, and March 31, 2003), the minimum Interest Coverage Ratio shall be 1.75 to 1.00; and provided further, solely with respect to the Borrower’s fiscal quarter ending June 30, 2003 (and any interim periods ending between March 31, 2003, and June 30, 2003), the minimum Interest Coverage Ratio shall be 1.25 to 1.00.”

4.                                       The Borrower promises to pay, on demand, all costs incurred by the Lender for the preparation of this Sixth Modification, any additional documents and any other expenses incurred by Lender in relation to this Sixth Modification (including without limitation, a loan fee of Five Thousand and 00/100 Dollars $5,000.00 and all attorneys fees).

5.                                       The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this Sixth Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

6.                                       ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

7.                                       Except as modified by this Sixth Modification, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

8.                                       In consideration of Lender’s agreement to this Sixth Modification, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Sixth Modification arising out of or relating to the Loan Agreement, as amended by this Sixth Modification.

IN WITNESS WHEREOF, the parties have executed this Sixth Modification as of the date and year first written above.

ON-SITE SOURCING, INC., a Delaware corporation

By:	/s/ Jason Parikh	(SEAL)
Name:	Jason Parikh
Title:	CFO

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Monica Sevilla	(SEAL)
Name:	Monica Sevilla
Title:	Vice President

STATE OF VIRGINIA

COUNTY OF ALEXANDRIA: to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that Jason Parikh as CFO of On-Site Sourcing, Inc., whose name is signed to the foregoing Sixth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 9th day of May, 2003.

/s/ A. Touloumes-Britt
Notary Public

My Commission expires: 6/30/05

STATE OF VIRGINIA

COUNTY OF FAIRFAX: to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that Monica Sevilla as Vice President as of Wachovia Bank, National Association, whose name is signed to the foregoing Sixth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this 9th day of May, 2003.

/s/ Linda R. Daley
Notary Public

My Commission expires:  7/31/2004

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO SIXTH
MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF
CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY
AGREEMENT AND RELATED DOCUMENTS

North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the “Deed of Trust”), benefitting Wachovia Bank, National Association (formerly known as First Union National Bank) (“Wachovia”) to secure, among other things, that certain Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation, and North Henry to Wachovia in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed Sixth Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the “Sixth Modification”), and all documents executed in connection with the Sixth Modification, and North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, the Sixth Modification and the Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement as modified thereby and as previously modified, or any other document or agreement to which North Henry is bound or which was executed for the benefit of Wachovia.

NORTH HENRY STREET REALTY COMPANY,
LLC, a Delaware limited liability company,
By: ON-SITE SOURCING, INC., a Delaware
corporation, as its sole manager and sole member

By:	/s/ Jason Parikh	[SEAL]
Name:	Jason Parikh
Title:	CFO

State of Virginia	)
County of Alexandria	) To Wit:

Acknowledged before me by Jason Parikh as CFO of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company this 9th day of May, 2003.

[SEAL]	/s/ A. Touloumes-Britt
Notary Public

My commission expires:  6/30/05